UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-8000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Websense, Inc. (the “Company”) was held on June 7, 2011. The Company previously filed with the Securities and Exchange Commission on April 27, 2011, the proxy statement which describes in detail each of the four proposals submitted to the Company’s stockholders at the meeting. The final results for the votes cast with respect to each proposal are set forth below.

There were present at the meeting, either in person or by proxy, 35,917,563 shares of Common Stock of the Company out of a total of 40,088,440 shares of Common Stock, issued, outstanding and entitled to vote as of the record date of April 11, 2011. This constituted 89.60% of the Company’s outstanding Common Stock entitled to vote at the meeting.

Proposal 1: Election of Directors

Our stockholders elected each of the seven directors nominated by our Board of Directors to serve until the next annual meeting and until their successors are duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non- Votes
John B. Carrington	33,817,681	336,516	1,763,366
Bruce T. Coleman	33,342,531	811,666	1,763,366
Gene Hodges	33,797,904	356,293	1,763,366
John F. Schaefer	32,491,592	1,662,605	1,763,366
Gary E. Sutton	31,768,485	2,385,712	1,763,366
Mark S. St.Clare	32,491,592	1,662,605	1,763,366
Peter C. Waller	33,572,204	581,993	1,763,366

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows: 32,408,428 votes for; 3,500,927 votes against; 8,208 abstentions; and 0 broker non-votes.

Proposal 3: Non-binding Advisory Approval of the Compensation of our Named Executive Officers, as Disclosed in the Proxy Statement

Our stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement. The tabulation of votes on this matter was as follows: 32,926,124 votes for; 1,195,613 votes against; 32,460 abstentions; and 1,763,366 broker non-votes.

Proposal 4: Non-binding Advisory Indication of the Preferred Frequency of Holding a Non-binding Advisory Vote on the Compensation of our Named Executive Officers.

Our stockholders approved the one-year frequency of holding a non-binding advisory vote on the compensation of our named executive officers. The tabulation of votes on this matter was as follows: 29,149,465 votes for the one-year frequency; 4,803 votes for the two-year frequency; 4,977,120 votes for the three-year frequency; 22,809 abstentions; and 1,763,366 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: June 13, 2010	/s/ Arthur S. Locke III
Arthur S. Locke III Sr. Vice President and Chief Financial Officer (principal financial and accounting officer)